Corporate Presentation July 12, 2016

This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: our ability to obtain additional capital to fund our operations; FDA allowance to treat pediatric subjects in the Phase II portion of our Phase I/II clinical trial of FCX-007; uncertainties relating to the initiation and completion of clinical trials and whether the results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of clinical and pre-clinical data; our ability to maintain our collaborations with Intrexon; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent annual report on Form 10-K which is available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2 Forward-Looking Statements

Company Highlights •Autologous cell and gene therapy company translating personalized biologics into medical breakthroughs for diseases affecting the skin and connective tissue • FCX-007 — gene therapy for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Actively recruiting adult subjects in Phase I/II clinical trial June 2016 Granted pediatric rare disease designation by FDA • FCX-013 — gene therapy for Linear Scleroderma Proof-of-concept completed January 2016; IND planned 2017 Received FDA orphan drug designation for treatment of localized scleroderma • Gene therapy research program for Arthritis and related conditions Deliver protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Gene therapy portfolio being developed in collaboration with Intrexon (NYSE: XON) 3

Autologous Fibroblasts as a Platform for Therapy •Most common cell in skin and connective tissue  Ideal delivery vehicle to administer protein of interest locally •Key advantages of our autologous fibroblast platform for creating cell and gene therapies: Localized administration avoids side effects typically associated with systemic therapy Reduced rejection concerns because autologous fibroblasts are compatible with the unique biology of each patient Fibroblasts are genetically-modified ex vivo to enable testing for safety and confirmation of protein expression prior to administration •We are using our proprietary technology to create personalized biologics Expertise in commercial-scale manufacturing of autologous cell therapy 4

Personalized Biologics Approach 5

Development Pipeline 6 Personalized Biologics Indication Research Pre-Clinical Development Phase I Phase II Phase III FCX-007 Orphan Product Candidate Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Orphan Product Candidate Linear Scleroderma Gene Therapy Program Arthritis

Recessive Dystrophic Epidermolysis Bullosa

FIBROCELL



NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Dermal-Epidermal Junction
Laminin 5/332
Collagen I/III
Anchoring Fibrils–Collagen VII
Fibroblasts
BLISTER

© 2015 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[2] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[3] • **RDEB** ~1,100 – 2,500 US[4]

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FCX-007 Providing Hope for RDEB Patients 8 RDEB patients do not produce type VII collagen (COL7) due to mutation in COL7A1 gene Main component of anchoring fibrils that connect skin layers FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector encoded for COL7A1 Simple, local injection to the papillary dermis

Detection of COL7 Expression by Immunofluorescence (Magnification 20x)

FIBROCELL

In Vitro Expression



FCX-007 Rep 1
FCX-007 Rep 2
NHDF
RDEB+

- *In vitro* COL7 expression noted from FCX-007 replicates (red)
- FCX-007 expresses higher levels of COL7 than normal human dermal fibroblasts (NHDF) as depicted by a brighter signal
- No expression of COL7 in RDEB-positive fibroblasts

*In Vivo Expression**

FCX-007



← **COL7 expression at BMZ only 17 days after injection of FCX-007**



NHDF
RDEB+

- RDEB xenograft on immunodeficient mouse sampled 17 days post-injection
- COL7 detected at the basement membrane zone (BMZ; refer to arrow) and underlying dermis (green)
- NDHF slide expresses COL7 normally resulting in mature anchoring fibrils
- No expression of COL7 in RDEB-positive fibroblasts

*Image courtesy of Peter Marinkovich, MD lab, Stanford University

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COL7 Expression Confirmation 10 Culture supernatant evaluated for in vitro COL7 expression • ELISA assay indicates virus dose-dependent protein expression • Trimeric form of COL7 produced by RDEB patient fibroblasts transduced with LV-COL7 •Must be trimeric to be functional Reference: Bruckner-Tuderman, Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? Molecular Therapy (2008) 17 1, 6–7. RDE B + C o n tr o l P u ri fi e d C OL 7 FC X -0 0 7 -0 1 FC X -0 0 7 -0 2 Trimeric COL7 (900kDa) COL7 IP Immunoprecipitation (IP)/Western Blot COL7 Formation Trimeric Form (900kDa)

• Autologous cells having less rejection risk • Direct administration of FCX-007 to the upper dermis ensures COL7 is expressed in the basement membrane zone where anchoring fibrils are formed • The integrative nature of the lentivirus allows the COL7A1 gene to be passed to daughter cells as FCX-007 cells divide • Academic research suggests that in vivo COL7 expression persists for at least one year in RDEB skin tissue regenerated on immunodeficient mice5 • Even if COL7A1 transgene expression were silenced, COL7 anchoring fibers would persist, perhaps for years, due to slow turnover rate and long life of molecules6 11 Long-lasting COL7 Persistence Expected

FCX-007 Phase I/II Clinical Trial Design 12 Title A Phase I/II Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Objectives Primary 1) To evaluate the safety of FCX-007 Secondary 1) To evaluate mechanism of action of FCX-007 at weeks 12, 25, 52 and unscheduled visits through the evaluation of skin biopsies for COL7 expression and the presence of anchoring fibrils 2) To evaluate the efficacy of FCX-007 through an intra-subject paired analysis of target wound area at weeks 4, 12, 25, 52 and unscheduled visits, comparing FCX-007 treated wounds to untreated wounds in Phase I and to wounds administered sterile saline in Phase II through the evaluation of digital imaging of wounds Number of Subjects Twelve subjects consisting of six adults in the Phase I portion of the trial and, subject to FDA allowance, six pediatrics in the Phase II portion of the trial Status Actively recruiting adult subjects

Linear Scleroderma

FIBROCELL

Disease

- Excess production of collagen I and III characterized by skin fibrosis and linear scars
- The linear areas of skin thickening may extend to underlying tissue and muscle in children which may impair growth in affected legs and arms or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments only address symptoms:

- Systemic or topical corticosteroids
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~200,000 sufferers US[7] comprised of many different sub-types
  - **Linear Scleroderma** Initial target for FCX-013 is a group of ~40,000 patients who have scleroderma over a major joint and exhibit severe joint pain[8]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Development Progressing 14 •Product profile Autologous fibroblasts genetically modified using lentivirus and encoded for a protein responsible for breaking down excess collagen I and III  Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression •Proof-of-concept animal study data achieved January 2016 Demonstrated protein expression, reduced thickness of fibrotic tissue • Scale-up manufacturing in process •Received FDA orphan drug designation for treatment of localized scleroderma •Next steps include dose-ranging and toxicology/biodistribution studies •IND submission expected 2017

FCX-013 Proof-of-Concept Study 15 • Study Design  Bleomycin treated SCID mouse model  N=30 mice over test and control groups  Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence of FCX-013 and oral ligand • Result  Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness  Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin  Further reduced the thickness of the sub-dermal muscle layer Blecomycin treatments Ligand Treatment D0 D28 D29 D39 Cell injection Harvest skin samples CONTROL: Saline (no Bleo) No Cells TEST: Bleomycin FCX-013 CONTROL: Bleomycin Non-Modified Cells

RheoSwitch® Control

- **FCX-013 employs Intrexon's RheoSwitch Therapeutic System® (RTS®)**
  - The RTS® biologic switch is activated by an orally-administered activator ligand (AL) that provides the ability to control level and timing of protein expression
- **Enhances the safety profile of FCX-013 by providing control over the expression of the protein**
- ***In vitro* studies support RTS® control over FCX-013 protein expression:**
  - Significant increase in expression of the target protein in the presence of the AL
  - In the absence of the AL, the expression is reduced to normal cellular production of the target protein
  - Cells transduced with RTS® and off-target gene construct (RTS-GFP) and non-transduced fibroblasts (mock) express normal cellular production levels



FCX-013 RTS® Control
Target Protein Concentration
no AL
+ AL
RTS-GFP Control
FCX-013
Mock Control

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Gene Therapy Research Program for Arthritis 17 • Deliver protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Combines Fibrocell’s autologous fibroblast technology with Intrexon’s cellular engineering to develop localized gene therapies • Focused on addressing chronic inflammation and degenerative diseases of the joint Arthritis (characterized by joint inflammation, pain and decreased range of motion) is the leading cause of disability in the U.S. affecting >52 million adults and 300,000 children

Milestones & Corporate Information 18 •Cash = $13.1 million at 31 Mar 2016 (unaudited) •43.9 million common shares of FCSC outstanding at 31 Mar 2016  5.3 million warrants; 4.0 million options Milestones Timing FCX-007 Phase I/II Trial Initial Phase I data expected 2H17 FCX-013 IND Submission Expected 2017

Company Highlights •Autologous cell and gene therapy company translating personalized biologics into medical breakthroughs for diseases affecting the skin and connective tissue • FCX-007 — gene therapy for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Actively recruiting adult subjects in Phase I/II clinical trial June 2016 Granted pediatric rare disease designation by FDA • FCX-013 — gene therapy for Linear Scleroderma Proof-of-concept completed January 2016; IND planned 2017 Received FDA orphan drug designation for treatment of localized scleroderma • Gene therapy research program for Arthritis and related conditions Deliver protein therapy locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Gene therapy portfolio being developed in collaboration with Intrexon (NYSE: XON) 19

References 1Data on file. Fibrocell Science, Inc. 2The Dystrophic Epidermolysis Research Association of America (DebRA). DEB brochure, page 6: http://www.debra.org/pdfs/Debra-of-America-Brochure.pdf; accessed 07/20/15. 3DEBRA International. What is EB Infographic: http://www.debra-international.org/epidermolysis-bullosa.html.; accessed 10/06/2014. 4Petrof G., et al. Fibroblast cell therapy enhances initial healing in recessive dystrophic epidermolysis bullosa wounds: results of a randomised, vehicle-controlled trial. Brit J Dermatol. 2013 Nov;169(5):1025-33. 5Siprashvili Z., et al. Long-term type VII collagen restoration to human epidermolysis bullosa skin tissue. Human Gene Therapy. 2010 Oct;21(10): 1299-1310. 6Chen M., et al. Restoration of type VII collagen expression and function in dystrophic epidermolysis bullosa. Nat Genet. 2002 Dec;32(4):670-5. 7The Scleroderma Foundation. What is Scleroderma? http://www.scleroderma.org/site/PageServer?pagename=patients_whatis#.VaUwk7BFBMw, paragraph 6; accessed 10/09/2014—states, “It’s estimated that about 300,000 Americans have scleroderma. About one third of those people have the systemic form of scleroderma (i.e., 200,000 have a form of localized scleroderma).” 8The Scleroderma Foundation. “Localized Scleroderma” brochure, pages 4, 6-7: http://www.scleroderma.org/site/DocServer/Localized.pdf?docID=317; accessed 07/20/15—states, “Some patients with localized scleroderma, an estimated 10 to 20 percent (20% of 200,000 = 40,000 patients), develop joint pain (arthralgia) during the course of their disease.” 20